Exhibit 10.5

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                              Franchising Agreement - English Language Translation/Digest
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
1                 Franchisor  grants to Franchisee  the right to use the Days Inn(R)System in the Property and Franchisee
                  accepts to use it under the terms of the Agreement.
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2                 At the  time of the  franchise  agreement,  Franchisee  had an option to buy the Property at (address).  After that purchase, the Franchisee will refurbish the Property. The Franchisor has already  approved  the plan.  The Opening Date is scheduled on
                  December  1,  2002.  During the five days  before the  Opening
                  Date,  the  Franchisor  will check if the  Property is updated with the Italian  Standards of the Days Inn(R) System and will grant the  "Sunburst  Rate".  The  Franchisor  agrees that the
                  Franchisee  promotes  the  Property as part of the Days Inn(R)
                  Chain before the Opening Date.
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3                 The Agreement will end on December 31, 2022.
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4                 The name of the  property  will be "Days  Inn(R) + name of the town + name of the hotel. The Franchisee shall apply the rules included in the Standard and Operation  Manuals.  The Property
                  shall  comply with the fire and safety  standards of the chain even  higher  than those  required  by the  Italian  law.  The
                  Franchisee  shall ask the  permission  to the  Franchisor  for later  refurbishing  and  Franchisor  may ask  the  Franchisee changes to the interiors and furniture  after 5 years from the
                  Opening Date. Franchisor shall grant marketing programs to the
                  Franchisee.  Franchisee  shall  accept  payments  with all the major credit cards.  It shall submit to Franchisor a report of the revenues on monthly basis and the financial  statements on yearly basis.  The Franchisor will have the power to visit the
                  property   without   notice  for  checking   accounting,   the
                  compliance  with  the  Standards.  Penalties  are  due for non compliance.
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5                 The  Franchisor  shall give the manuals of the Standard to the  Franchisee  and keep them updated.  He shall also grant training and promotional programs.
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6                 The Franchisee  shall insure the Property during the  refurbishing and during the operations after the
                  Opening Date. The Franchisor  shall have the power to agree upon the amendments and termination of the insurance policies.
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7                 Rights of Cendant on the Trademarks.  Rules for using the trademark  (Please note the separate License
                  Agreement for the Trademark).
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8                 Confidentiality Agreement.
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9                 Cendant,  Days Master Italia and the Franchisee are all  independent.  No liabilities  for Cendant and
                  DMI will arise from the operations of the Franchisee.
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10                Structure  of the fees.  Initial Fee = 400 USD per guest room;
                  Continuous  Fees = 5% of the gross  revenues from the sales of the guest rooms on monthly  basis;  Marketing Fees = 1% of the gross  revenues  from the sales of the guest  rooms on monthly basis;  Fee for the maintenance of the Reservation  System = 1
                  USD per guest room on monthly basis.
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11                No  liabilities  for Cendant and DMI will arise from the  requests of damages from guests or others to the Franchisee.
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12                The  Franchisor  shall have the power to transfer the  Agreement.  The Franchisee has such power under the  condition  of prior  approval of the  Franchisor  (unless all the  business  has sold - that is a provision of the Italian civil code).
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13                Conditions for termination of the Agreement before December 31, 2022.
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14                Operations after the termination of the Agreement.
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15                Notice of the reduction of the capability of the occupancy of the Property.
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16                Amount of the penalty for some default of the Franchisee.
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17                Addresses.
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18                General provisions.
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19                If the  Franchisee  does not exercise the option to purchase  the Property  (for causes not  depending from  his  willing)  the  Agreement  will  terminate  but  the  Initial  Fee  shall  be paid to DMI as compensation of the consultancy services.
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20                Litigations shall be submitted to of the Court of Milan (Italy).
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

                                                               [GRAPHIC OMITTED]

                            CONTRATTO DI FRANCHISING

                                      Tra:

DAYS MASTER ITALIA S.p.a. con sede in Rimini via Rosaspina 10, titolare del codice fiscale e del numero di iscrizione al Registro delle Imprese di Rimini 03140830401, in persona del suo legale rappresentante pro tempore Dott. Andrea Cesaretti munito per quanto segue dei necessari poteri (di seguito "l'Affiliante")

                                        e

HOSPITALIA S.r.L., con sede in Milano, via Francesco Sforza 15, titolare del codice fiscale e del numero di iscrizione al Registro delle Imprese di Milano 13283110156 in persona del suo legale rappresentante pro tempore sig.ra Graziella Bortolazzi munita per quanto segue dei necessari poteri (di seguito "l'Affiliato")

                                    Premesso

         a. che l'Affiliante ha stipulato con Days Inn Worldwide Inc. (di seguito il "Proprietario") un contratto di Master Franchising (di seguito l'"Accordo") per il territorio dell'Italia, della Repubblica di San Marino e della Citta del Vaticano (di seguito il "Territorio");

         b. che in virtu dell'Accordo, l'Affiliante ha il diritto di sfruttare economicamente nel Territorio sia direttamente, tramite proprie societa affiliate, sia indirettamente, tramite contratti di licenza con terzi, un sistema integrato per la fornitura di servizi nel settore dell'ospitalita alberghiera (di seguito il "Sistema") che allo stato attuale comprende:

         (b.1) i marchi d'impresa Days Inn(R), Days Hotel(R), Days Lodge(R)e Days Hotel & Suites(R);

         (b.2) altri diritti di proprieta intellettuale quali diritti d'autore, informazioni confidenziali, manuali descrittivi degli standards di prodotti e di servizi, informazioni tecniche e commerciali, ecc.;

         (b.3) programmi e materiale commerciale, pubblicitario e promozionale;

         (b.4) informazioni relative alle tecniche costruttive, di design, di servizi per gli ospiti (di seguito lo "Standard del Sistema");

         (b.5) programmi e metodi di addestramento del personale, il relativo materiale didattico ed informativo;

         (b.6) standard di qualita, le relative tecniche di ispezione e rating ed altri programmi finalizzati ad incrementare, verificare e confrontare la qualita delle strutture ricettive affiliate e dei servizi offerti alla clientela;

         (b.7) un sistema di prenotazione centralizzato;

         (b.8) programmi di assistenza e consulenza finanziaria, contabile, gestionale, ecc.;

         (b.9) guide operative, politiche e specifiche di gestione;

         (b.10) tecniche e standard da applicare ai servizi di ristorazione offerti utilizzando i marchi d'impresa compresi nel Sistema e sulla base degli Standard del Sistema;

         c. che l'Affiliante e l'Affiliato sono consapevoli che all'estero il Sistema e gia stato adottato da una molteplicita di strutture alberghiere, che hanno cosi formato una prestigiosa catena di alberghi avente le medesime caratteristiche e contraddistinta dai medesimi marchi (di seguito la "Rete");

         d. che l'Affiliato e intenzionato ad adottare il Sistema e di entrare nella Rete, impegnandosi ad utilizzare il Sistema ed il marchio che l'Affiliante gli affidera, alle condizioni e nei termini di cui al presente contratto ed esclusivamente presso i locali adibiti ad esercizio commerciale che saranno precisati in contratto;

         e. che, in particolare, l'Affiliato ritiene che dall'adozione del Sistema potra ricavare vantaggi economici, ancorche riconosca che l'Affiliante non garantisce all'Affiliato, ne espressamente, ne implicitamente, alcun risultato economico dall'utilizzo del Sistema, restando pertanto inteso che ogni relativo rischio d'impresa sara a carico esclusivo dell'Affiliato;

         f. che l'Affiliante ha collaborato con l'Affiliato nello studio del progetto di ristrutturazione dei locali adibiti ad esercizio commerciale, che saranno precisati in contratto, al fine di dotarli delle caratteristiche descritte nello Standard del Sistema;

         g. tutto cio premesso tra le parti come sopra rappresentate si stipula e si conviene quanto segue

         1.OGGETTO DEL CONTRATTO

         1.1. L'Affiliante concede all'Affiliato il diritto di adottare il Sistema e di entrare a far parte della Rete, nonche di utilizzare il marchio Days Inn(R) (di seguito il "Marchio") quale insegna della struttura alberghiera sita in Rimini, via Regina Elena 171/D (la "Struttura").

         1.2. L'Affiliato, consapevole dell'unitarieta e del prestigio della Rete, accetta la concessione in affiliazione e si impegna ad utilizzare il Sistema ed il Marchio esclusivamente presso i locali della Struttura, alle condizioni e nei termini qui di seguito stabiliti.

         2. LA STRUTTURA , IL PROGETTO, LA DATA DI APERTURA

         2.1. L'Affiliato e promissario acquirente di un immobile sito in Rimini, via Regina Elena 171/D con una superficie lorda pari a mq. 1.853,27 da adibire ad albergo senza ristorante.

         2.2. L'Affiliato, successivamente all'atto definitivo di acquisto dell'immobile di cui al precedente articolo dara inizio ad opere di ristrutturazione al fine di realizzare una struttura alberghiera, che avra le caratteristiche descritte nello Standard del Sistema (la "Struttura"); a tale fine, l'Affiliato ha presentato all'Affiliante un progetto di ristrutturazione (di seguito il "Progetto") sul quale l'Affiliante concede la sua espressa approvazione con la sottoscrizione del presente contratto.

         2.3. L'Affiliato prevede di aprire la Struttura in data 1.12.2002 (la "Data di Apertura").

         2.4. Nei 5 (cinque) giorni che precedono la Data di Apertura, l'Affiliato dovra richiedere ed ottenere da parte dell'Affiliante una dichiarazione scritta, con la quale si attesta la congruita e la conformita della Struttura allo Standard del Sistema ed alla Rete, restando inteso che, in mancanza, l'Affiliato non potra utilizzare in alcun modo il Sistema ed il Marchio. A tal fine, verra effettuata un'ispezione presso la Struttura da parte dell'Affiliante e/o del Proprietario volta a verificare il corretto adempimento da parte dell'Affiliato di tutti gli obblighi a suo carico in base al presente contratto e ai manuali degli Standard del Sistema. In caso di esito positivo dell'ispezione, l'Affiliante rilascera all'Affiliato l'autorizzazione all'apertura e questi dovra avviare le attivita della Struttura dalla Data di Apertura. La predetta autorizzazione riportera il punteggio relativo ad ognuno degli aspetti che rendono la struttura conforme al Sistema di Controllo della Qualita, riportato in dettaglio nel Manuale delle Operazioni. Qualora l'ispezione evidenzi un qualsiasi inadempimento agli obblighi assunti dall'Affiliato con il presente contratto e/o la non conformita della Struttura agli Standard del Sistema, l'Affiliante procedera alla redazione di un elenco degli obblighi da ottemperare con indicazione del termine entro il quale l'Affiliato dovra adempiere. Alla scadenza del termine (o prima, se richiesto dall'Affiliato), verra eseguita una nuova ispezione, che in caso di esito positivo comportera l'autorizzazione all'apertura e l'attribuzione del punteggio di cui sopra. Qualora al contrario l'Affiliato non abbia provveduto ad eseguire gli adeguamenti indicati, l'Affiliante potra, salvo quanto previsto al successivo art. 2.5., disancorare immediatamente la Struttura dal Sistema delle Prenotazioni di cui all'art. 4.9. e dichiarare il contratto immediatamente risolto.



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

         2.5. In parziale deroga a quanto previsto ai paragrafi che precedeno, l'Affiliato e autorizzato espressamente ad identificare la Struttura come appartenente alla Rete gia prima della Data di Apertura.

         3. DURATA

         3.1. Il presente contratto e stipulato a tempo determinato e, salve le ipotesi di giusta causa di risoluzione anticipata di cui al successivo art. 13, esso scadra automaticamente il 31 dicembre 2022, senza la necessita di alcuna disdetta; ogni possibilita di tacito rinnovo e espressamente esclusa.

         4. OBBLIGHI DELL'AFFILIATO

         4.1. L'Affiliato gestira la Struttura rispettando scrupolosamente gli Standard del Sistema e le altre prescrizioni dell'Affiliante e/o del Proprietario; in particolare, l'Affiliato dovra tenere aperta la Struttura ininterrottamente per i 365 (trecentosessantacinque) giorni dell'anno, salvo eccezionali e motivati periodi di chiusura che siano stati preventivamente autorizzati per iscritto dall'Affiliante, e dovra mantenerla in ogni momento in ordine ed in condizioni sanitarie consone. L'Affiliato dovra utilizzare come insegna della Struttura esclusivamente il Marchio, senza alcuna altra dicitura o logo aggiuntivo, salvo l'espressa autorizzazione scritta dell'Affiliante. A tale proposito, l'Affiliante autorizza fin da ora l'Affiliato di aggiungere al Marchio il nome "Rimini South Beach".

         4.2. L'Affiliato adempira scrupolosamente le norme indicate nei Manuali sugli Standard del Sistema che di volta in volta l'Affiliato gli consegnera. Tali Manuali potranno contenere prescrizioni relative alla sicurezza ed alla prevenzione degli infortuni che in genere non sono presenti nelle strutture alberghiere della categoria di appartenenza della Struttura.

         4.3. In particolare, nella Struttura dovranno versare in costante ottimo stato di funzionamento: (a) un sistema di allarme antincendio ed antifumo alimentato da batteria o cavo resistenti al calore; (b) un sistema di chiusura delle porte delle stanze con tessera magnetica; (c) un sistema di sicurezza all'entrata principale dell'edificio.

         4.4. L'Affiliato si impegna a far rispettare dai propri dipendenti e collaboratori tutti gli obblighi e le specifiche inerenti alla Struttura ed all'utilizzo del Sistema contenuti nel presente contratto e/o che l'Affiliante gli avra di volta in volta comunicato.

         4.5. L'Affiliante potra modificare in ogni momento di vigenza del presente contratto gli Standard del Sistema ed il Manuale.

         4.6. L'Affiliato potra apportare di propria iniziativa modifiche o innovazioni alla Struttura, anche inerenti al design di interni o di esterni della stessa, solo dopo aver richiesto ed ottenuto la preventiva autorizzazione scritta dell'Affiliante. Anche successivamente al rilascio della predetta autorizzazione, l'Affiliato non potra comunque abilitare all'uso pubblico le modifiche realizzate presso la Struttura sino a quando l'Affiliante non abbia effettuato una relativa ispezione. Qualora da tale ispezione risulti che l'Affiliato non abbia rispettato il contenuto dell'autorizzazione concessa, egli dovra eliminare a proprie spese le innovazioni o le modifiche alla Struttura non autorizzate, nel termine indicato dall'Affiliante.

         4.7. Decorsi 5 (cinque) anni dalla Data di Apertura, l'Affiliante potra richiedere all'Affiliato ristrutturazioni e rinnovamenti minori della Struttura, nonche l'acquisto di nuovi arredi. La richiesta dovra avvenire mediante comunicazione scritta in cui l'Affiliante dovra riportare in dettaglio l'indicazione dei rinnovamenti richiesti oltre ad una stima dei costi, il cui ammontare totale non potra eccedere un importo rappresentato dal prodotto fra il numero di stanze per gli ospiti di cui dispone la Struttura e Euro 1.100,00 (millecento/00). La medesima comunicazione indichera inoltre i termini di inizio ed ultimazione di tali ristrutturazioni e rinnovamenti minori.

         4.8. L'Affiliato partecipera ai programmi di marketing realizzati dall'Affiliante. Oltre a cio, l'Affiliato potra svolgere a proprie spese un'attivita di pubblicita e promozione della Struttura. Nel far cio l'Affiliato dovra agire sempre nel rispetto del prestigio e della notorieta del Marchio nonche dell'immagine e della reputazione della Rete.

         4.9. L'Affiliante mettera a disposizione dell'Affiliato un programma per la gestione centralizzata di tutte le attivita di accettazione, registrazione e comunicazione delle prenotazioni relative alla struttura ed a tutti gli altri alberghi facenti parte della Rete (Sistema di Prenotazione). A tal fine, l'Affiliato sottoscrivera un separato contratto di licenza di uso di software. L'Affiliato dara seguito con adeguato scrupolo ed attenzione ad ogni prenotazione ottenuta mediante il Sistema di Prenotazione. L'Affiliato sara ritenuto responsabile in via esclusiva nei confronti dell'Affiliante e/o del Proprietario e/o i terzi, dei danni causati da prenotazioni in eccesso rispetto alla capacita ricettiva della Struttura (cd. overbooking).

         4.10. Il saldo dei servizi alberghieri prestati dall'Affiliato presso la Struttura dovra avvenire mediante ogni genere di carta di credito, come specificato nel manuale degli Standard del Sistema, o mediante qualsiasi altra forma di pagamento che verra di volta in volta comunicata dall'Affiliante.

         4.11. L'Affiliato dovra redigere a cadenza mensile dei rapporti scritti, in cui siano indicati il fatturato del periodo, nonche le altre informazioni di carattere operativo, commerciale, contabile, fiscale che l'Affiliante potra ragionevolmente richiedere. Oltre a cio, l'Affiliato entro 120 (centoventi) giorni dalla data di chiusura di ciascun esercizio (annuale), inviera all'Affiliante (a) una relazione che indichi chiaramente il fatturato raggiunto dalla Struttura nell'esercizio di riferimento; (b) copia del bilancio corredato della nota integrativa; (c) copia della relazione sulla gestione nonche del rapporto del collegio sindacale e della relazione della societa di revisione qualora tali organi siano stati nominati. Tutti i bilanci ed i prospetti contabili trasmessi dall'Affiliato saranno redatti conformemente ai principi contabili italiani e saranno corredati da una dichiarazione, sottoscritta dal legale rappresentante pro-tempore dell'Affiliato (e dal Presidente del Collegio Sindacale, qualora nominato), attestante la veridicita, la completezza e la correttezza dei dati in essi contenuti.

         4.12. L'Affiliato permettera all'Affiliante e/o a delegati di quest'ultimo di effettuare in qualsiasi momento durante la vigenza del presente contratto ispezioni sulla documentazione contabile, ove per legge devono essere annotati i ricavi, su cui sono calcolate le royalties e le Continous Fees ai sensi del presente contratto, e commerciale. Qualora da una revisione risultasse l'esistenza di un errore nel calcolo delle royalties di oltre il 2% (due percento) a danno dell'Affiliante nel periodo di almeno un mese, tutti i costi e gli oneri di tale revisione saranno a carico esclusivo dell'Affiliato, il quale dovra versare all'Affiliante le royalties mancanti.

         4.13. Oltre a quanto previsto nell'articolo 4.12. precedente, l'Affiliante e/o il Proprietario potranno senza alcuna necessita di preavviso effettuare ispezioni presso la Struttura dell'Affiliato, volte a verificare l'osservanza da parte di quest'ultimo (1) delle prescrizioni contenute nel presente Contratto; (2) degli Standards del Sistema; (3) di ogni altra indicazione comunicata per iscritto dall'Affiliante. L'Affiliato dovra fornire e obbligare i propri dipendenti e/o collaboratori a fornire la massima collaborazione agli ispettori dell'Affiliante e/o del Proprietario, i quali potranno anche realizzare fotografie, raccogliere campioni, effettuare indagini e intraprendere colloqui con dipendenti e ospiti della Struttura.

         4.14. Qualora la Struttura dell'Affiliato non risulti essere conforme alle caratteristiche della Rete e qualora, in particolare, essa non raggiunga un punteggio sufficiente sulla base dei criteri di qualita contenuti negli Standard del Sistema, l'Affiliante stabilira un congruo termine all'Affiliato affinche quest'ultimo possa riportare la Struttura al livello qualitativo richiesto dal prestigio del Marchio e dall'immagine della Rete. Il mancato rispetto del termine indicato da parte dell'Affiliato costituira giusta causa di risoluzione anticipata del presente contratto.

         4.15.  In  relazione   alle   ispezioni  ed  ai  controlli   effettuati
dall'Affiliante e/o dal Proprietario ai sensi del presente contratto, l'Affiliato ospitera presso la Struttura gli incaricati dell'Affiliante e/o del Proprietario a prezzi inferiori rispetto al listino, secondo una percentuale fissata nei manuali degli Standard del Sistema. Nel caso di non disponibilita di camere presso la Struttura, l'Affiliato si fara carico di individuare una sistemazione alternativa, in alberghi della medesima categoria della Struttura. L'Affiliante ed il Proprietario potranno richiedere, a tale proposito, tre stanze alla volta, per la durata massima di tre giorni e tre notti per ciascuna camera.

         4.16. L'Affiliato sottoporra all'autorizzazione dell'Affiliante i propri formulari di registrazione degli ospiti nella Struttura, che dovranno prevedere, tra l'altro, un'esplicita esclusione di qualsiasi responsabilita dell'Affiliante e/o del Proprietario in relazione a rapporti e fatti inerenti alla Struttura ed acquistera le dotazioni indicate dall'Affiliante quali, a titolo esemplificativo (a) insegne (cartelli esterni di accesso, cartelli di parcheggio, cartelli per le pareti esterne, cartelli per la zona ricevimento);
(b) segnaletica (cartelli di orientamento da porre sulle pareti di camere, di sicurezza, ecc.); (c) prodotti minori che si offrono al cliente (sapone, shampoo, penne, pettini, block-notes, ecc.).

         5. OBBLIGHI DELL'AFFILIANTE

         5.1. Entro 15 (quindici) giorni lavorativi dalla data di sottoscrizione del presente contratto, l'Affiliante consegnera all'Affiliato i manuali sugli Standard del Sistema. Successivamente, l'Affiliante inviera all'Affiliato le eventuali modifiche ed aggiunte che verranno apportate ai suddetti manuali.

         5.2. Entro 60 dalla Data di Apertura, l'Affiliante mettera a disposizione dell'Affiliato un programma di addestramento per la direzione della Struttura. Ai fini della realizzazione di tale programma di addestramento, l'Affiliato nominera una persona cui saranno attribuite le funzioni esecutive ed amministrative internamente alla Struttura. I costi di viaggio, vitto, alloggio e del materiale didattico, nonche qualunque altro onere relativo al corso saranno a carico esclusivo dell'Affiliato.

         5.3. Oltre a quanto indicato nel paragrafo precedente, prima della Data di Apertura, l'Affiliante mettera a disposizione dell'Affiliato, presso la sede indicata di volta in volta da quest'ultimo, un corso di formazione del personale dipendente, cui l'Affiliato dovra far partecipare tutti i dipendenti e collaboratori della Struttura. I costi di viaggio, vitto, alloggio del personale dipendente, nonche qualunque altro onere relativo al corso saranno a carico esclusivo dell'Affiliato. Qualora, di comune accordo, l'Affiliante e l'Affiliato decidano di tenere il corso all'interno della Struttura, l'Affiliato dovra provvedere a proprio carico esclusivo all'alloggio per gli istruttori e versare una somma di euro 350,00 (trecentocinquanta/00) al giorno per ciascun istruttore.

         5.4. L'Affiliante fornira all'Affiliato, direttamente o indirettamente, il Sistema di Prenotazione, sulla base di standard tecnologici e di prestazioni stabilite dallo stesso Affiliante; a tal fine l'Affiliato sottoscrivera i relativi necessari contratti di licenza di uso di software.

         5.5. L'Affiliante promuovera ed incentivera, anche in collaborazione con il Proprietario, il Marchio e la Rete di cui la Struttura dell'Affiliato fa parte, mediante programmi pubblicitari, promozioni, studi di mercato, programmi di formazione, distribuzione di guide delle e/o alle altre strutture della Rete nonche mediante la stipula di accordi di collaborazione con altre societa. La scelta del tipo, natura e modalita di esecuzione di tali attivita saranno di esclusiva competenza dell'Affiliante e del Proprietario. Questi ultimi non garantiscono che la Struttura trarra beneficio in forma diretta o indiretta dalle predette attivita di promozione.

         5.6. L'Affiliante fara si che il Proprietario inserisca la Struttura nell'indirizzario annuale, di cui fornira copie all'Affiliato, a condizione che l'Affiliato consegni tempestivamente le informazioni che gli verranno richieste periodicamente e che non sia inadempiente rispetto agli obblighi derivanti dal presente Contratto. I costi di tali attivita saranno a carico dell'Affiliante.

         5.7. L'Affiliante fornira un'assistenza continua all'Affiliato sia tramite stage di formazione e consigli sia tramite ispezioni e visite alla struttura, in merito all'utilizzo ed all'interpretazione degli Standard del Sistema ed alle caratteristiche della Rete; cio al fine di permettere all'Affiliato il raggiungimento di un eccellente livello qualitativo e di immagine. In particolare, l'Affiliante offrira consulenza all'Affiliato nell'acquisto delle dotazioni della Struttura, fornendo tra l'altro una lista dei fornitori locali e internazionali consigliati (Preferred Alliances), i cui prodotti siano stati vagliati dall'Affiliante e/o dal Proprietario e considerati conformi ai requisiti stabiliti dagli Standard del Sistema, restando inteso che l'Affiliante sara considerato a tutti gli effetti parte terza rispetto ai contratti che l'Affiliato stipulera con i predetti fornitori consigliati.

         6. ASSICURAZIONI

         6.1. L'Affiliato dovra stipulare i contratti di assicurazione indicati nel presente articolo, in relazione ai quali l'Affiliante si riserva di emettere il proprio parere vincolante, anche per quanto concerne le Compagnie di Assicurazioni scelte.

         6.2. In relazione al periodo fino al completamento della Struttura l'Affiliato garantisce di avere stipulato congrui contratti di assicurazione a copertura dei seguenti rischi: 1) per danni a terzi in relazione all'attivita di costruzione ed assemblaggio con cui si coprono le responsabilita civili derivanti dagli oggetti o dalle attivita direttamente o indirettamente a carico dell'Affiliato (macchinari, strutture, beni mobili, ecc.), dei propri appaltatori e subappaltatori, danni alle proprieta adiacenti, danni che possano essere causati a merci o elementi trasportati da o verso l'opera; 2) rischi sul lavoro per il personale dell'Affiliato, dei suoi appaltatori e subappaltatori, nei termini e nelle misure stabiliti dalle norme di legge italiane.

         6.3. L'Affiliato dovra inoltre stipulare e mantenere in vigore per tutta la durata del presente Accordo, tutte le polizze assicurative previste dagli Standard del Sistema elencate nel manuale delle Operazioni e Controllo della Qualita, per i rischi e le coperture in esso indicati. Le compagnie assicuratrici e le polizze proposte dall'Affiliato devono essere preventivamente autorizzate per iscritto dall'Affiliante. Le polizze dovranno prevedere il consenso scritto dell'Affiliante per la loro risoluzione o modifica.

         7. MARCHIO

         7.1. Con la sottoscrizione del presente Contratto, l'Affiliato si impegna ad utilizzare il Marchio e gli altri segni distintivi della Rete esclusivamente in relazione all'attivita alberghiera esercitata presso la
Struttura ed in conformita agli obblighi assunti con il presente contratto, riconoscendo che il Proprietario e titolare esclusivo del Marchio e degli altri marchi della Rete.

         7.2. Resta inteso che ogni uso del Marchio da parte dell'Affiliato non conferira al medesimo alcun diritto sullo stesso ancorche da tale uso ne derivi un incremento di valore, essendo il Proprietario l'unico soggetto a cui spettano i benefici di tali incrementi di valore. Tale diritto all'uso del Marchio verra automaticamente a decadere all'atto della cessazione, per qualunque causa, del presente Contratto. Resta inoltre inteso che la ditta, denominazione sociale e il Marchio e/o i marchi del Proprietario e/o dell'Affiliante non potranno in nessun modo comparire nella ditta e nella denominazione sociale dell'impresa dell'Affiliato.

         7.3. L'Affiliato si impegna inoltre a non utilizzare, registrare o far registrare marchi, nomi o segni distintivi uguali o simili al Marchio o ai marchi del Proprietario e/o dell'Affiliante nel Territorio o fuori dal Territorio, senza autorizzazione scritta da parte del Proprietario e/o dell'Affiliante.

         7.4. L'Affiliato si impegna infine ad informare tempestivamente l'Affiliante di ogni violazione dei diritti di proprieta intellettuale o di altri diritti del Proprietario e/o dell'Affiliante delle quali l'Affiliato sia venuto a conoscenza o delle quali avrebbe dovuto ragionevolmente essere a conoscenza. L'Affiliante potra intraprendere qualsiasi azione che ritenga opportuna in relazione a tali violazioni restando inteso che, in tal caso, l'Affiliato dovra cooperare pienamente con l'Affiliante senza per questo avere diritto ad alcun compenso.

       8. CONFIDENZIALITA'

         8.1. L'Affiliato riconosce che il Sistema e gli elementi che lo compongono, comprese successive modifiche ed innovazioni, nonche le informazioni relative al Marchio, alla Rete, all'Affiliante ed al Proprietario di cui sia comunque venuto a conoscenza nel corso del rapporto, costituiscono informazioni confidenziali (di seguito le "Informazioni Confidenziali"). L'Affiliato non dovra utilizzare, ne direttamente ne indirettamente, alcuna Informazione
Confidenziale salvo che cio non sia strettamente necessario per l'esecuzione delle obbligazioni previste a suo carico dal presente Contratto. Pertanto, l'Affiliato non dovra rivelare dette Informazioni Confidenziali a terzi, ad eccezione dei propri dipendenti e/o collaboratori che abbiano necessita di conoscere dette Informazioni al fine di assistere l'Affiliato nell'adempimento degli obblighi previsti dal presente contratto.

         8.2. Le obbligazioni di cui al presente articolo saranno valide ed efficaci per un periodo di cinque anni dopo la cessazione per qualsiasi causa del presente Contratto, restando inteso che in caso di violazione da parte dell'Affiliato delle obbligazioni contenute nel presente articolo, quest'ultimo dovra corrispondere all'Affiliante la penale di cui al successivo art. 16.

         9. INDIPENDENZA DELLE PARTI

         9.1. Durante la vigenza del presente Contratto, l'Affiliato operera come contraente indipendente. In nessun caso l'Affiliato sara considerato un dipendente, un agente, un rappresentante, un socio o joint venturer dell'Affiliante. In particolare, l'Affiliato non avra alcun potere di vincolare l'Affiliante ed il Proprietario nei confronti dei terzi. A titolo esemplificativo e non esaustivo, l'Affiliato si obbliga fin d'ora a non emettere documenti relativi allo Standard e/o al Marchio la cui forma ed il cui contenuto non siano stati preventivamente autorizzati per iscritto dall'Affiliante.

         9.2. Resta inteso che l'Affiliato sara responsabile in via esclusiva del regolare ottenimento delle necessarie autorizzazioni e dei permessi di qualsivoglia natura inerenti l'attivita alberghiera e relativi alla gestione della Struttura.

9.3. Resta espressamente inteso che nessun compenso, indennizzo, rimborso o risarcimento spetteranno all'Affiliato in conseguenza della cessazione, per qualunque causa, del presente contratto.

       10. TRATTAMENTO ECONOMICO

10.1.    L'Affiliato si impegna a corrispondere all'Affiliante:

         (i) quale "corrispettivo d'ingresso" (Initial Fee), un importo di 400 (quattrocento) dollari U.S.A. per ogni camera a disposizione degli ospiti, per un totale di 24.000 (ventiquattromila) dollari U.S.A.;

         (ii) per tutta la durata del contratto, quale corrispettivo dell'uso del Sistema e del Marchio (Continous Fees), una royalty mensile consistente nel 5 % (cinque per cento) dell'importo complessivo dei ricavi mensili derivanti dalla vendita delle camere, calcolati al netto dell'Imposta sul Valore Aggiunto e di qualsiasi altra imposta o tassa sulle vendite;

         (iii) quale onere di commercializzazione (Marketing Fee) un importo pari al 1 % (uno per cento) del totale dei ricavi lordi mensili derivanti dalla vendita delle camere;

         (iv) una somma di 400 (quattrocento) dollari U.S.A. per ogni camera aggiunta a seguito di ampliamento della Struttura;

         (v)  le  commissioni  e  le  competenze   indicate  nel  Manuale  delle
Operazioni e del Controllo di Qualita, quale onere di prenotazione;

         (vi) come quota di mantenimento del Sistema di Prenotazione, l'importo mensile di 1 (uno) dollaro U.S.A. per ciascuna camera della Struttura.

         10.2. Il compenso previsto al precedente punto (i) sara versato dall'Affiliato all'Affiliante entro 90 (novanta) giorni dalla Data di Apertura.

         10.3. I compensi previsti ai punti (ii),(iii),(v) saranno versati dall'Affiliato all'Affiliante entro il quinto giorno lavorativo del mese successivo a quello cui si riferiscono. Il compenso stipulato nel punto (iv) dovra essere versato entro 10 (dieci) giorni lavorativi dall'approvazione dell'ampliamento.

         10.4. Tutte le somme che l'Affiliato e tenuto a pagare all'Affiliante in relazione al presente contratto si intendono al netto dell'Imposta sul Valore Aggiunto o di qualsiasi altra tassa o imposta a cui l'attivita della Struttura e l'Affiliato sono sottoposti. Saranno a carico esclusivo dell'Affiliato gli oneri di cambio e arbitraggio relativi alla moneta.

         10.5. Gli interessi di mora saranno calcolati in misura pari al tasso LIBOR a tre mesi maggiorato di 3 punti percentuali, restando inteso che tale tasso, in caso di eventuale superamento dei limiti posti dalla normativa anti-usura, sara automaticamente sostituito da quello medio rilevato periodicamente dalla Banca d'Italia. In tutti i casi la mora sara automatica, senza necessita di alcuna informazione preventiva.

         10.6. Il luogo di pagamento di tutte le somme dovute in esecuzione del presente contratto e convenzionalmente pattuito presso la sede legale dell'Affiliante, salva la facolta di quest'ultimo di comunicare all'Affiliato le modalita di pagamento ritenute piu consone.

         11. OBBLIGHI DI MANLEVA ED INDENNIZZO L'Affiliato manlevera e terra indenne (a) l'Affiliante, (b) il Proprietario, (c) i loro aventi causa, da qualsiasi obbligazione, risarcimento, sanzione, ecc. per le quali i suddetti siano ritenuti responsabili in relazione a atti e/o fatti inerenti la Struttura e/o l'Affiliato, suoi dipendenti, terze persone, cose sotto la sua custodia o che per qualsiasi motivo si trovano nella Struttura, sia che l'obbligo derivi da una azione civile per responsabilita contrattuale od extracontrattuale, o da una azione penale, giuslavoristica, previdenziale, tributaria o di qualsiasi altro tipo, di fronte ad autorita di qualsiasi grado e giurisdizione, italiane, sammarinesi o di qualsiasi altro Paese. L'Affiliato dovra comunicare immediatamente all'Affiliante e/o al Proprietario qualsiasi pretesa, giudiziale
o extragiudiziale, che coinvolga gli stessi e dovra far si che essi, qualora lo richiedano, possano personalmente intervenire nei giudizi che li riguardano.

         12. CESSIONE DEL CONTRATTO

         12.1. L'Affiliante potra cedere e trasferire a qualsiasi persona fisica
o giuridica in forma parziale o totale i diritti e gli obblighi che derivano dal presente contratto. L'Affiliato presta sin d'ora il proprio consenso alla predetta cessione, liberando l'Affiliante da qualsiasi obbligazione successiva alla notifica della predetta cessione.

         12.2. In particolare, l'Affiliato accetta fin da ora che, in caso di risoluzione per qualsiasi causa dell'Accordo indicato in premessa, il Proprietario potra, a propria discrezione, sostituirsi all'Affiliante nella totalita dei diritti e degli obblighi di quest'ultimo; in tale caso, la sostituzione dell'Affiliante con il Proprietario e la relativa cessione del presente contratto dall'Affiliante al Proprietario sara efficace nei confronti dell'Affiliato dopo che quest'ultimo avra ricevuto la relativa comunicazione per iscritto, senza necessita di ulteriori accordi tra le parti.

         12.3. Decorsi tre anni dalla data della predetta comunicazione di cessione e sempre che siano decorsi 6 (sei) anni dalla data di sottoscrizione del presente contratto, il Proprietario e l'Affiliato potranno risolvere il presente contratto con un preavviso di almeno 6 (sei) mesi, senza che l'altra parte possa pretendere alcun risarcimento od indennita di sorta.

         12.4. l'Affiliato potra cedere il presente contratto solo dopo aver richiesto ed ottenuto la preventiva approvazione scritta dell'Affiliante. In caso di inadempimento da parte dell'Affiliato, l'Affiliante avra diritto di scegliere se risolvere il contratto ovvero proseguire il rapporto con il cessionario, senza liberazione dell'Affiliato cedente dalle obbligazioni derivanti dal presente contratto. Fanno eccezione le ipotesi di cui all'art. 2558 c.c. per cui, se non e pattuito diversamente, l'acquirente, l'usufruttuario e l'affittuario dell'azienda subentrano nel presente contratto e l'Affiliante puo recedere dal presente contratto entro tre mesi dalla notizia del trasferimento, se sussiste una giusta causa, salvo in questo caso la responsabilita dell'alienante.

         13. CLAUSOLA RISOLUTIVA ESPRESSA

         13.1. Il presente contratto potra essere risolto da entrambe le parti in presenza delle cause di risoluzione del rapporto previste nel presente contratto senza che cio possa dar luogo a richieste di risarcimenti o indennita di sorta. La risoluzione avra luogo automaticamente ove l'inadempimento non sia corretto nei termini e con le modalita previste nelle singole ipotesi. Nei casi in cui il presente contratto non preveda termini e modalita specifiche, la risoluzione avra luogo automaticamente ove l'inadempimento non sia corretto entro 15 giorni dalla contestazione scritta a mezzo fax o raccomandata A/R.

         13.2. Costituiscono giusta causa di risoluzione il fallimento e qualsivoglia procedura concorsuale a cui sia sottoposta una delle parti, condanne civili o penali definitive dei legali rappresentanti delle stesse, e in generale qualsiasi circostanza che possa pregiudicare l'immagine o il buon nome delle Parti o comunque ostacolarne l'attivita.

         13.3. Costituisce altresi giusta causa di risoluzione ogni illecito extracontrattuale grave di una delle parti in danno dell'altra nonche, a prescindere dalla gravita della violazione, il mancato adempimento delle disposizioni contenute negli articoli 4, 5, 6, 7.2., 7.3., 8.1., 9.1., 9.2., 11, 15, del presente contratto nonche il mancato pagamento da parte dell'Affiliato di uno qualsiasi degli importi dovuti ai sensi dell'art. 10.1.

         13.4. Costituisce infine giusta causa di risoluzione il fatto che l'Affiliato o suoi dipendenti e/o collaboratori abbiano reso dichiarazioni false, insufficienti o incomplete all'Affiliante e/o al Proprietario; il fatto che un altro contratto di franchising tra le medesime parti sia stato risolto da parte dell'Affiliante per colpa dell'Affiliato; il fatto che il Proprietario e/o l'Affiliante risolvano l'Accordo senza che il Proprietario decida di subentrare nella posizione di Affiliante come previsto all' art. 12.

         14. OBBLIGHI DELL'AFFILIATO SUCCESSIVI AL TERMINE DELL'ACCORDO

         14.1. Al momento della risoluzione per qualsivoglia ragione del presente contratto, l'Affiliato dovra:

         14.1.a cessare immediatamente l'uso del Sistema e del Marchio;

         14.1.b rimuovere dalla Struttura tutte le insegne ed i cartelli con il Marchio e, in generale, tutti gli elementi di identificazione della Rete;

         14.1.c consegnare all'Affiliante tutti i manuali dello Standard di Sistema che si trovino in suo possesso o presso suoi collaboratori cosi come tutto il materiale promozionale e pubblicitario, i programmi di software ed in genere tutto il materiale consegnatogli dall'Affiliante nel corso del rapporto, accompagnati da una dichiarazione di non disporre di ulteriore documentazione e materiale inerente al Sistema, al Marchio ed alla Rete e/o di copia degli stessi.

         14.1.d  astenersi  dall'usare  ogni tipo di  attrezzatura  e  dotazione contenente il Marchio o comunque riconducibile alla Rete ed in genere ristrutturare la Struttura eliminandone tutti i caratteri ed elementi stilistici riconducibili alla Rete;

         14.1.e astenersi dall'usare qualsiasi nome, segno, marchio che includa la parola "DAYS", e/o il suo equivalente italiano, e/o qualsiasi simbolo simile e/o confondibile con i segni ed i simboli contenuti nel Marchio e/o negli altri segni e/o marchi della Rete e/o comunque di proprieta dell'Affiliante e/o del Proprietario;

         14.1.f corrispondere entro 30 giorni tutti gli importi ancora dovuti all'Affiliante in base al presente Contratto.

         14.2. L'Affiliato dovra consentire all'Affiliante di accedere alla Struttura per l'accertamento del rispetto degli obblighi di cui al presente articolo personalmente e/o a mezzo di propri incaricati. La violazione di tale obbligo comporta l'applicazione a carico del Affiliato della penale prevista al successivo articolo 16 dal momento della relativa messa in mora da parte dell'Affiliante.

         15. RIDUZIONE DELLA RICETTIVITA

         15.1. L'Affiliato dovra notificare tempestivamente all'Affiliante qualsiasi circostanza che riduca la capacita alberghiera della Struttura oltre il 75% (settantacinque per cento) della capacita teorica della Struttura alla Data di Apertura, informandolo delle cause e proponendo possibili soluzioni. Entro i successivi 60 (sessanta) giorni dalla predetta notifica, l'Affiliato dovra informare l'Affiliante di ogni azione intrapresa al fine di superare la crisi e dovra altresi seguire le indicazioni ed i suggerimenti che l'Affiliante, a propria discrezione, gli avra fornito.

         15.2. Fatte salve le ipotesi di forza maggiore, qualora l'Affiliato non abbia intrapreso alcuna azione nel predetto termine di 60 giorni, o in ogni caso, se il livello della capacita ricettiva non venga ripristinato entro un periodo di 180 (centottanta) giorni dalla notifica di cui al paragrafo precedente, l'Affiliante potra dichiarare la risoluzione immediata del presente contratto.

         16. CLAUSOLA PENALE

         In caso di inadempimento da parte dell'Affiliato degli obblighi posti a suo carico nell'articolo14.1 del presente contratto, l'Affiliato corrispondera all'Affiliante, a titolo di penale, un importo pari alle royalties previste all'articolo 10.1.(ii) (Continous Fees) riscosse nei trentasei (36) mesi precedenti all'inadempimento ovvero, in alternativa, qualora non fossero decorsi 36 mesi dalla Data di Apertura, un importo pari a trentasei volte le royalties del mese in cui sono risultate piu elevate.

         17. COMUNICAZIONI

         17.1. Tutte le comunicazioni che l'Affiliato dovra e vorra effettuare in esecuzione del presente contratto dovranno avere la forma scritta e dovranno essere inoltrate per posta raccomandata ovvero a mezzo telefax confermato con la spedizione di copia per raccomandata.

         17.2.   Tutte  le  comunicazioni   per  l'Affiliante   dovranno  essere
indirizzate come segue: DAYS MASTER ITALIA S.p.a., sede di Milano, via Francesco Sforza, 15 (20122) Milano; fax n(degree)02.76388737.

         17.3.   Tutte  le   comunicazioni   per  l'Affiliato   dovranno  essere
indirizzate come segue: HOSPITALIA S.R.L., via Francesco Sforza, 15 (20122) Milano; fax n(degree)02.76388778.

         18. CLAUSOLE GENERALI

         18.1. Le Parti accettano sin d'ora che i documenti, i manuali, le comunicazioni, le istruzioni, ed in generale tutto il materiale previsto dal presente contratto potranno essere redatti in lingua inglese, per cui dichiarano di possedere una conoscenza sufficiente di questa lingua, restando inteso che ogni eventuale necessaria traduzione sara a carico esclusivo dell'Affiliato.

         18.2. Il presente contratto abroga e sostituisce ogni precedente accordo, scritto o verbale, intervenuto tra le parti in relazione al medesimo oggetto.

         18.3. Ogni integrazione al presente accordo dovra essere fatta, a pena di nullita, per iscritto e a firma dei legali rappresentanti delle parti.

         18.4. Il fatto che una delle parti si astenga, anche piu volte, dal pretendere il puntuale adempimento del presente contratto dalla controparte non comporta rinuncia alcuna, da parte della prima, al pieno esercizio dei diritti nascenti dal contratto stesso.

         18.5. L'eventuale nullita parziale o totale di una o piu clausole del presente contratto non inficia la validita delle restanti pattuizioni; i contraenti si impegnano a sostituire le parti nulle con pattuizioni valide di contenuto equivalente o simile.

         18.6. Nessuna delle due parti potra essere ritenuta responsabile per inadempimenti o ritardi negli adempimenti di una qualunque delle disposizioni del presente contratto qualora tali adempimenti o ritardi fossero imputabili a circostanze estranee alla sua volonta e al suo controllo, quali calamita naturali, provvedimenti dell'autorita pubblica, scioperi. Tali circostanze dovranno essere prontamente notificate dalla parte interessata all'altra e l'adempimento delle prestazioni cosi impedite dovra essere sospeso per il periodo in cui tali circostanze o i loro effetti dovessero perdurare. Qualora tali impossibilita ad adempiere perdurassero per piu di un mese, ciascuna parte avra il diritto di risolvere il presente contratto con effetto immediato dandone semplice comunicazione scritta all'altra parte.

         18.7. Le premesse e gli allegati al presente contratto costituiscono parte integrante del medesimo.

         19. CONDIZIONE RISOLUTIVA

         Le Parti concordano che il presente contratto e sottoposto alla condizione risolutiva per cui il contratto definitivo di acquisto dell'Immobile, di cui al precedente art. 2, dovra essere stipulato entro i termini previsti dal relativo contratto preliminare e dalle sue integrazioni, che l'Affiliante dichiara di conoscere. Verificatasi tale condizione, il presente contratto si considerera come mai esistito, l'Affiliato sara tenuto a corrispondere all'Affiliante, a saldo e stralcio, un importo pari all'Initial Fee a titolo di corrispettivo per l'assistenza da questi prestata ed indicata nelle premesse e le Parti null'altro avranno a pretendere, l'una dall'altra, in relazione al presente contratto, le trattative effettuate e quant'altro riguardi i rapporti tra loro intercorsi per la redazione del presente contratto in qualsiasi fase delle trattative. L'Affiliato si impegna a mettere a disposizione dell'Affiliante qualsiasi informazione che abbia attinenza con la stipulazione del contratto definitivo di acquisto dell'Immobile di cui all'art. 2 del presente contratto.

         20. FORO COMPETENTE

         Per qualsiasi controversia derivante dall'interpretazione e/o esecuzione del presente contratto sara esclusivamente competente il Foro di Milano tuttavia, in parziale deroga a quanto precede, l'Affiliante avra facolta di adire anche il Foro del luogo ove ha sede l'Affiliato, in particolare per il recupero delle somme al medesimo spettanti in base al presente contratto.

       Milano, li 18 dicembre 2001



           L'Affiliante                                      L'Affiliato
     Days Master Italia S.p.A.                            Hospitalia S.r.l.

                                                               [GRAPHIC OMITTED]

                    LICENZA D'USO DI MARCHIO NON IN ESCLUSIVA

                                       Tra

DAYS MASTER ITALIA S.p.a. con sede in Rimini via Rosaspina 10, titolare del codice fiscale e del numero di iscrizione al Registro delle Imprese di Rimini 03140830401, in persona del suo legale rappresentante pro tempore Dott. Andrea Cesaretti munito per quanto segue dei necessari poteri (di seguito " la Concedente ")

                                        e

HOSPITALIA S.r.L., con sede in Milano, via Francesco Sforza 15, titolare del codice fiscale e del numero di iscrizione al Registro delle Imprese di Milano 13283110156 in persona del suo legale rappresentante pro tempore sig.ra Graziella Bortolazzi munita per quanto segue dei necessari poteri (di seguito " la Licenziataria ")

                                  premesso che

a. le Parti hanno concluso e sottoscritto in data odierna un contratto di franchising con il quale la Concedente ha sostanzialmente concesso alla Licenziataria il diritto di adottare presso la struttura alberghiera sita in Rimini (Italia), via Regina Elena 171/D, un sistema integrato per la fornitura di servizi nel settore dell'ospitalita alberghiera e di entrare a far parte di una catena di alberghi avente le medesime caratteristiche e contraddistinta dai medesimi marchi,

b. con il medesimo contratto la Concedente ha concesso il diritto di utilizzare il marchio Days Inn(R)(di seguito il "Marchio") per identificare la struttura alberghiera di cui al punto precedente,

c. il Marchio e in titolarita di Days Inn Worldwide Inc. e questa ha concesso alla Concedente il diritto di sub-licenziarlo in connessione con i contratti di franchising stipulati sul territorio dell'Italia, della Repubblica di San Marino e della Citta del Vaticano, si conviene quanto segue

1. OGGETTO
La Concedente concede alla Licenziataria una licenza d'uso del Marchio per identificare la struttura alberghiera di cui alla lettera a) delle premesse.

2. TRASMISSIBILITA DELLA LICENZA
La licenza e cedibile solo ed esclusivamente  con il contratto di franchising di
cui  alle   premesse  e,   pertanto,   subordinatamente,   alle   condizioni  di
trasferibilita a cui e subordinato quest'ultimo.

3. SUBLICENZE
La Licenziataria non e autorizzata a concedere sublicenze.

4. PREZZO
Le Parti danno atto che il corrispettivo per la concessione della presente licenza d'uso di marchio e gia compreso nella royalty dovuta dalla Licenziataria ai sensi del contratto di franchising di cui alle premesse.

5. DURATA
Il presente contratto entrera in vigore al momento della sottoscrizione e terminera contestualmente al contratto di franchising di cui alle premesse.

6. OBBLIGHI DELLA LICENZIATARIA
La Licenziataria si impegna:

6.1. ad utilizzare il Marchio esclusivamente per identificare la struttura alberghiera di cui alle premesse;

6.2. a cessare di utilizzare il marchio alla scadenza del contratto di franchising di cui alle premesse ovvero al momento in cui questo cessi o venga risolto;

7. FORO COMPETENTE
Tutte le controversie relative al presente contratto verranno portate alla cognizione esclusiva del Foro di Milano.

8. TASSE
Le parti dichiarano di essere soggette ad IVA ai sensi e per gli effetti dell'art. 40, DPR 26-4-1986, n. 131 e richiedono pertanto che la registrazione di quest'atto avvenga a tassa in misura fissa.

Milano, li 18 dicembre 2001



           L'Affiliante                                           L'Affiliato
     Days Master Italia S.p.A.                                 Hospitalia S.r.l.

                                                               [GRAPHIC OMITTED]

                    LICENZA D'USO DI MARCHIO NON IN ESCLUSIVA

                                       Tra

DAYS MASTER ITALIA S.p.a. con sede in Rimini via Rosaspina 10, titolare del codice fiscale e del numero di iscrizione al Registro delle Imprese di Rimini 03140830401, in persona del suo legale rappresentante pro tempore Dott. Andrea Cesaretti munito per quanto segue dei necessari poteri (di seguito " la Concedente ")

                                        e

H2B S.r.L., con sede in Milano, via Francesco Sforza 15, titolare del codice fiscale e del numero di iscrizione al Registro delle Imprese di Milano 03386360964 in persona del suo delegato sig.ra Graziella Bortolazzi munita per quanto segue dei necessari poteri (di seguito " la Licenziataria ")

                                  premesso che

a. le Parti hanno concluso e sottoscritto in data odierna un contratto di franchising con il quale la Concedente ha sostanzialmente concesso alla Licenziataria il diritto di adottare presso la struttura alberghiera sita in Viserba di Rimini (Italia), via Genghini 2, un sistema integrato per la fornitura di servizi nel settore dell'ospitalita alberghiera e di entrare a far parte di una catena di alberghi avente le medesime caratteristiche e contraddistinta dai medesimi marchi,

b. con il medesimo contratto la Concedente ha concesso il diritto di utilizzare il marchio Days Inn(R)(di seguito il "Marchio") per identificare la struttura alberghiera di cui al punto precedente,

c. il Marchio e in titolarita di Days Inn Worldwide Inc. e questa ha concesso alla Concedente il diritto di sub-licenziarlo in connessione con i contratti di franchising stipulati sul territorio dell'Italia, della Repubblica di San Marino e della Citta del Vaticano, si conviene quanto segue

1. OGGETTO
La Concedente concede alla Licenziataria una licenza d'uso del Marchio per identificare la struttura alberghiera di cui alla lettera a) delle premesse.

2. TRASMISSIBILITA DELLA LICENZA
La licenza e cedibile solo ed esclusivamente  con il contratto di franchising di
cui  alle   premesse  e,   pertanto,   subordinatamente,   alle   condizioni  di
trasferibilita a cui e subordinato quest'ultimo.

3. SUBLICENZE
La Licenziataria non e autorizzata a concedere sublicenze.

4. PREZZO
Le Parti danno atto che il corrispettivo per la concessione della presente licenza d'uso di marchio e gia compreso nella royalty dovuta dalla Licenziataria ai sensi del contratto di franchising di cui alle premesse.

5. DURATA
Il presente contratto entrera in vigore al momento della sottoscrizione e terminera contestualmente al contratto di franchising di cui alle premesse.

6. OBBLIGHI DELLA LICENZIATARIA
La Licenziataria si impegna:

6.1. ad utilizzare il Marchio esclusivamente per identificare la struttura alberghiera di cui alle premesse;

6.2. a cessare di utilizzare il marchio alla scadenza del contratto di franchising di cui alle premesse ovvero al momento in cui questo cessi o venga risolto;

7. FORO COMPETENTE
Tutte le controversie relative al presente contratto verranno portate alla cognizione esclusiva del Foro di Milano.

8. TASSE
Le parti dichiarano di essere soggette ad IVA ai sensi e per gli effetti dell'art. 40, DPR 26-4-1986, n. 131 e richiedono pertanto che la registrazione di quest'atto avvenga a tassa in misura fissa.

Milano, li 18 dicembre 2001



           L'Affiliante                          L'Affiliato
     Days Master Italia S.p.A.                   H2B S.r.l.

                                                               [GRAPHIC OMITTED]

                            CONTRATTO DI FRANCHISING

                                      Tra:

         DAYS MASTER ITALIA S.p.a. con sede in Rimini via Rosaspina 10, titolare del codice fiscale e del numero di iscrizione al Registro delle Imprese di Rimini 03140830401, in persona del suo legale rappresentante pro tempore Dott. Andrea Cesaretti munito per quanto segue dei necessari poteri (di seguito "l'Affiliante")

                                        e

         H2B S.r.L., con sede in Milano, via Francesco Sforza 15, titolare del codice fiscale e del numero di iscrizione al Registro delle Imprese di Milano 03386360964 in persona del suo delegato sig.ra Graziella Bortolazzi munita per quanto segue dei necessari poteri (di seguito "l'Affiliato")

                                    Premesso

         a. che l'Affiliante ha stipulato con Days Inn Worldwide Inc. (di seguito il "Proprietario") un contratto di Master Franchising (di seguito l'"Accordo") per il territorio dell'Italia, della Repubblica di San Marino e della Citta del Vaticano (di seguito il "Territorio");

         b. che in virtu dell'Accordo, l'Affiliante ha il diritto di sfruttare economicamente nel Territorio sia direttamente, tramite proprie societa affiliate, sia indirettamente, tramite contratti di licenza con terzi, un sistema integrato per la fornitura di servizi nel settore dell'ospitalita alberghiera (di seguito il "Sistema") che allo stato attuale comprende:

         (b.1) i marchi d'impresa Days Inn(R), Days Hotel(R), Days Lodge(R)e Days Hotel & Suites(R);

         (b.2) altri diritti di proprieta intellettuale quali diritti d'autore, informazioni confidenziali, manuali descrittivi degli standards di prodotti e di servizi, informazioni tecniche e commerciali, ecc.;

         (b.3) programmi e materiale commerciale, pubblicitario e promozionale;

         (b.4) informazioni relative alle tecniche costruttive, di design, di servizi per gli ospiti (di seguito lo "Standard del Sistema");

         (b.5) programmi e metodi di addestramento del personale, il relativo materiale didattico ed informativo;

         (b.6) standard di qualita, le relative tecniche di ispezione e rating ed altri programmi finalizzati ad incrementare, verificare e confrontare la qualita delle strutture ricettive affiliate e dei servizi offerti alla clientela;

         (b.7) un sistema di prenotazione centralizzato;

         (b.8) programmi di assistenza e consulenza finanziaria, contabile, gestionale, ecc.;

         (b.9) guide operative, politiche e specifiche di gestione;

         (b.10) tecniche e standard da applicare ai servizi di ristorazione offerti utilizzando i marchi d'impresa compresi nel Sistema e sulla base degli Standard del Sistema;

         c. che l'Affiliante e l'Affiliato sono consapevoli che all'estero il Sistema e gia stato adottato da una molteplicita di strutture alberghiere, che hanno cosi formato una prestigiosa catena di alberghi avente le medesime caratteristiche e contraddistinta dai medesimi marchi (di seguito la "Rete");

         d. che l'Affiliato e intenzionato ad adottare il Sistema e di entrare nella Rete, impegnandosi ad utilizzare il Sistema ed il marchio che l'Affiliante gli affidera, alle condizioni e nei termini di cui al presente contratto ed esclusivamente presso i locali adibiti ad esercizio commerciale che saranno precisati in contratto;

         e. che, in particolare, l'Affiliato ritiene che dall'adozione del Sistema potra ricavare vantaggi economici, ancorche riconosca che l'Affiliante non garantisce all'Affiliato, ne espressamente, ne implicitamente, alcun risultato economico dall'utilizzo del Sistema, restando pertanto inteso che ogni relativo rischio d'impresa sara a carico esclusivo dell'Affiliato;

         f. che l'Affiliante ha collaborato con l'Affiliato nello studio del progetto di ristrutturazione dei locali adibiti ad esercizio commerciale, che saranno precisati in contratto, al fine di dotarli delle caratteristiche descritte nello Standard del Sistema;

         g. tutto cio premesso tra le parti come sopra rappresentate si stipula e si conviene quanto segue

       1.OGGETTO DEL CONTRATTO

         1.1. L'Affiliante concede all'Affiliato il diritto di adottare il Sistema e di entrare a far parte della Rete, nonche di utilizzare il marchio Days Inn(R) (di seguito il "Marchio") quale insegna della struttura alberghiera sita in Viserba di Rimini, via Genghini 2 (la "Struttura").

         1.2. L'Affiliato, consapevole dell'unitarieta e del prestigio della Rete, accetta la concessione in affiliazione e si impegna ad utilizzare il Sistema ed il Marchio esclusivamente presso i locali della Struttura, alle condizioni e nei termini qui di seguito stabiliti.

         2. LA STRUTTURA , IL PROGETTO, LA DATA DI APERTURA

         2.1. L'Affiliato e promissario acquirente di un immobile sito in Viserba di Rimini, via Genghini 2 con una superficie lorda pari a mq. 1.221,65 da adibire ad albergo senza ristorante.

         2.2. L'Affiliato, successivamente all'atto definitivo di acquisto dell'immobile di cui al precedente articolo dara inizio ad opere di ristrutturazione al fine di realizzare una struttura alberghiera, che avra le caratteristiche descritte nello Standard del Sistema (la "Struttura"); a tale fine, l'Affiliato ha presentato all'Affiliante un progetto di ristrutturazione (di seguito il "Progetto") sul quale l'Affiliante concede la sua espressa approvazione con la sottoscrizione del presente contratto.

         2.3. L'Affiliato prevede di aprire la Struttura in data 1.12.2002 (la "Data di Apertura").

         2.4. Nei 5 (cinque) giorni che precedono la Data di Apertura, l'Affiliato dovra richiedere ed ottenere da parte dell'Affiliante una dichiarazione scritta, con la quale si attesta la congruita e la conformita della Struttura allo Standard del Sistema ed alla Rete, restando inteso che, in mancanza, l'Affiliato non potra utilizzare in alcun modo il Sistema ed il Marchio. A tal fine, verra effettuata un'ispezione presso la Struttura da parte dell'Affiliante e/o del Proprietario volta a verificare il corretto adempimento da parte dell'Affiliato di tutti gli obblighi a suo carico in base al presente contratto e ai manuali degli Standard del Sistema. In caso di esito positivo dell'ispezione, l'Affiliante rilascera all'Affiliato l'autorizzazione all'apertura e questi dovra avviare le attivita della Struttura dalla Data di Apertura. La predetta autorizzazione riportera il punteggio relativo ad ognuno degli aspetti che rendono la struttura conforme al Sistema di Controllo della Qualita, riportato in dettaglio nel Manuale delle Operazioni. Qualora l'ispezione evidenzi un qualsiasi inadempimento agli obblighi assunti dall'Affiliato con il presente contratto e/o la non conformita della Struttura agli Standard del Sistema, l'Affiliante procedera alla redazione di un elenco degli obblighi da ottemperare con indicazione del termine entro il quale l'Affiliato dovra adempiere. Alla scadenza del termine (o prima, se richiesto dall'Affiliato), verra eseguita una nuova ispezione, che in caso di esito positivo comportera l'autorizzazione all'apertura e l'attribuzione del punteggio di cui sopra. Qualora al contrario l'Affiliato non abbia provveduto ad eseguire gli adeguamenti indicati, l'Affiliante potra, salvo quanto previsto al successivo art. 2.5., disancorare immediatamente la Struttura dal Sistema delle Prenotazioni di cui all'art. 4.9. e dichiarare il contratto immediatamente risolto.

         2.5. In parziale deroga a quanto previsto ai paragrafi che precedeno, l'Affiliato e autorizzato espressamente ad identificare la Struttura come appartenente alla Rete gia prima della Data di Apertura.

         3. DURATA

         3.1. Il presente contratto e stipulato a tempo determinato e, salve le ipotesi di giusta causa di risoluzione anticipata di cui al successivo art. 13, esso scadra automaticamente il 31 dicembre 2022, senza la necessita di alcuna disdetta; ogni possibilita di tacito rinnovo e espressamente esclusa.

         4. OBBLIGHI DELL'AFFILIATO

         4.1. L'Affiliato gestira la Struttura rispettando scrupolosamente gli Standard del Sistema e le altre prescrizioni dell'Affiliante e/o del Proprietario; in particolare, l'Affiliato dovra tenere aperta la Struttura ininterrottamente per i 365 (trecentosessantacinque) giorni dell'anno, salvo eccezionali e motivati periodi di chiusura che siano stati preventivamente autorizzati per iscritto dall'Affiliante, e dovra mantenerla in ogni momento in ordine ed in condizioni sanitarie consone. L'Affiliato dovra utilizzare come insegna della Struttura esclusivamente il Marchio, senza alcuna altra dicitura o logo aggiuntivo, salvo l'espressa autorizzazione scritta dell'Affiliante. A tale proposito, l'Affiliante autorizza fin da ora l'Affiliato di aggiungere al Marchio il nome "Rimini North Beach".

         4.2. L'Affiliato adempira scrupolosamente le norme indicate nei Manuali sugli Standard del Sistema che di volta in volta l'Affiliato gli consegnera. Tali Manuali potranno contenere prescrizioni relative alla sicurezza ed alla prevenzione degli infortuni che in genere non sono presenti nelle strutture alberghiere della categoria di appartenenza della Struttura.

         4.3. In particolare, nella Struttura dovranno versare in costante ottimo stato di funzionamento: (a) un sistema di allarme antincendio ed antifumo alimentato da batteria o cavo resistenti al calore; (b) un sistema di chiusura delle porte delle stanze con tessera magnetica; (c) un sistema di sicurezza all'entrata principale dell'edificio.

         4.4. L'Affiliato si impegna a far rispettare dai propri dipendenti e collaboratori tutti gli obblighi e le specifiche inerenti alla Struttura ed all'utilizzo del Sistema contenuti nel presente contratto e/o che l'Affiliante gli avra di volta in volta comunicato.

         4.5. L'Affiliante potra modificare in ogni momento di vigenza del presente contratto gli Standard del Sistema ed il Manuale.

         4.6. L'Affiliato potra apportare di propria iniziativa modifiche o innovazioni alla Struttura, anche inerenti al design di interni o di esterni della stessa, solo dopo aver richiesto ed ottenuto la preventiva autorizzazione scritta dell'Affiliante. Anche successivamente al rilascio della predetta autorizzazione, l'Affiliato non potra comunque abilitare all'uso pubblico le modifiche realizzate presso la Struttura sino a quando l'Affiliante non abbia effettuato una relativa ispezione. Qualora da tale ispezione risulti che l'Affiliato non abbia rispettato il contenuto dell'autorizzazione concessa, egli dovra eliminare a proprie spese le innovazioni o le modifiche alla Struttura non autorizzate, nel termine indicato dall'Affiliante.

         4.7. Decorsi 5 (cinque) anni dalla Data di Apertura, l'Affiliante potra richiedere all'Affiliato ristrutturazioni e rinnovamenti minori della Struttura, nonche l'acquisto di nuovi arredi. La richiesta dovra avvenire mediante comunicazione scritta in cui l'Affiliante dovra riportare in dettaglio l'indicazione dei rinnovamenti richiesti oltre ad una stima dei costi, il cui ammontare totale non potra eccedere un importo rappresentato dal prodotto fra il numero di stanze per gli ospiti di cui dispone la Struttura e Euro 1.100,00 (millecento/00). La medesima comunicazione indichera inoltre i termini di inizio ed ultimazione di tali ristrutturazioni e rinnovamenti minori.

         4.8. L'Affiliato partecipera ai programmi di marketing realizzati dall'Affiliante. Oltre a cio, l'Affiliato potra svolgere a proprie spese un'attivita di pubblicita e promozione della Struttura. Nel far cio l'Affiliato dovra agire sempre nel rispetto del prestigio e della notorieta del Marchio nonche dell'immagine e della reputazione della Rete.

         4.9. L'Affiliante mettera a disposizione dell'Affiliato un programma per la gestione centralizzata di tutte le attivita di accettazione, registrazione e comunicazione delle prenotazioni relative alla struttura ed a tutti gli altri alberghi facenti parte della Rete (Sistema di Prenotazione). A tal fine, l'Affiliato sottoscrivera un separato contratto di licenza di uso di software. L'Affiliato dara seguito con adeguato scrupolo ed attenzione ad ogni prenotazione ottenuta mediante il Sistema di Prenotazione. L'Affiliato sara ritenuto responsabile in via esclusiva nei confronti dell'Affiliante e/o del Proprietario e/o i terzi, dei danni causati da prenotazioni in eccesso rispetto alla capacita ricettiva della Struttura (cd. overbooking).

         4.10. Il saldo dei servizi alberghieri prestati dall'Affiliato presso la Struttura dovra avvenire mediante ogni genere di carta di credito, come specificato nel manuale degli Standard del Sistema, o mediante qualsiasi altra forma di pagamento che verra di volta in volta comunicata dall'Affiliante.

         4.11. L'Affiliato dovra redigere a cadenza mensile dei rapporti scritti, in cui siano indicati il fatturato del periodo, nonche le altre informazioni di carattere operativo, commerciale, contabile, fiscale che l'Affiliante potra ragionevolmente richiedere. Oltre a cio, l'Affiliato entro 120 (centoventi) giorni dalla data di chiusura di ciascun esercizio (annuale), inviera all'Affiliante (a) una relazione che indichi chiaramente il fatturato raggiunto dalla Struttura nell'esercizio di riferimento; (b) copia del bilancio corredato della nota integrativa; (c) copia della relazione sulla gestione nonche del rapporto del collegio sindacale e della relazione della societa di revisione qualora tali organi siano stati nominati. Tutti i bilanci ed i prospetti contabili trasmessi dall'Affiliato saranno redatti conformemente ai principi contabili italiani e saranno corredati da una dichiarazione, sottoscritta dal legale rappresentante pro-tempore dell'Affiliato (e dal Presidente del Collegio Sindacale, qualora nominato), attestante la veridicita, la completezza e la correttezza dei dati in essi contenuti.

         4.12. L'Affiliato permettera all'Affiliante e/o a delegati di quest'ultimo di effettuare in qualsiasi momento durante la vigenza del presente contratto ispezioni sulla documentazione contabile, ove per legge devono essere annotati i ricavi, su cui sono calcolate le royalties e le Continous Fees ai sensi del presente contratto, e commerciale. Qualora da una revisione risultasse l'esistenza di un errore nel calcolo delle royalties di oltre il 2% (due percento) a danno dell'Affiliante nel periodo di almeno un mese, tutti i costi e gli oneri di tale revisione saranno a carico esclusivo dell'Affiliato, il quale dovra versare all'Affiliante le royalties mancanti.

         4.13. Oltre a quanto previsto nell'articolo 4.12. precedente, l'Affiliante e/o il Proprietario potranno senza alcuna necessita di preavviso effettuare ispezioni presso la Struttura dell'Affiliato, volte a verificare l'osservanza da parte di quest'ultimo (1) delle prescrizioni contenute nel presente Contratto; (2) degli Standards del Sistema; (3) di ogni altra indicazione comunicata per iscritto dall'Affiliante. L'Affiliato dovra fornire e obbligare i propri dipendenti e/o collaboratori a fornire la massima collaborazione agli ispettori dell'Affiliante e/o del Proprietario, i quali potranno anche realizzare fotografie, raccogliere campioni, effettuare indagini e intraprendere colloqui con dipendenti e ospiti della Struttura.

         4.14. Qualora la Struttura dell'Affiliato non risulti essere conforme alle caratteristiche della Rete e qualora, in particolare, essa non raggiunga un punteggio sufficiente sulla base dei criteri di qualita contenuti negli Standard del Sistema, l'Affiliante stabilira un congruo termine all'Affiliato affinche quest'ultimo possa riportare la Struttura al livello qualitativo richiesto dal prestigio del Marchio e dall'immagine della Rete. Il mancato rispetto del termine indicato da parte dell'Affiliato costituira giusta causa di risoluzione anticipata del presente contratto.

         4.15.  In  relazione   alle   ispezioni  ed  ai  controlli   effettuati
dall'Affiliante e/o dal Proprietario ai sensi del presente contratto, l'Affiliato ospitera presso la Struttura gli incaricati dell'Affiliante e/o del Proprietario a prezzi inferiori rispetto al listino, secondo una percentuale fissata nei manuali degli Standard del Sistema. Nel caso di non disponibilita di camere presso la Struttura, l'Affiliato si fara carico di individuare una sistemazione alternativa, in alberghi della medesima categoria della Struttura. L'Affiliante ed il Proprietario potranno richiedere, a tale proposito, tre stanze alla volta, per la durata massima di tre giorni e tre notti per ciascuna camera.

         4.16. L'Affiliato sottoporra all'autorizzazione dell'Affiliante i propri formulari di registrazione degli ospiti nella Struttura, che dovranno prevedere, tra l'altro, un'esplicita esclusione di qualsiasi responsabilita dell'Affiliante e/o del Proprietario in relazione a rapporti e fatti inerenti alla Struttura ed acquistera le dotazioni indicate dall'Affiliante quali, a titolo esemplificativo (a) insegne (cartelli esterni di accesso, cartelli di parcheggio, cartelli per le pareti esterne, cartelli per la zona ricevimento);
(b) segnaletica (cartelli di orientamento da porre sulle pareti di camere, di sicurezza, ecc.); (c) prodotti minori che si offrono al cliente (sapone, shampoo, penne, pettini, block-notes, ecc.).

         5. OBBLIGHI DELL'AFFILIANTE

         5.1. Entro 15 (quindici) giorni lavorativi dalla data di sottoscrizione del presente contratto, l'Affiliante consegnera all'Affiliato i manuali sugli Standard del Sistema. Successivamente, l'Affiliante inviera all'Affiliato le eventuali modifiche ed aggiunte che verranno apportate ai suddetti manuali.

         5.2. Entro 60 dalla Data di Apertura, l'Affiliante mettera a disposizione dell'Affiliato un programma di addestramento per la direzione della Struttura. Ai fini della realizzazione di tale programma di addestramento, l'Affiliato nominera una persona cui saranno attribuite le funzioni esecutive ed amministrative internamente alla Struttura. I costi di viaggio, vitto, alloggio e del materiale didattico, nonche qualunque altro onere relativo al corso saranno a carico esclusivo dell'Affiliato.

         5.3. Oltre a quanto indicato nel paragrafo precedente, prima della Data di Apertura, l'Affiliante mettera a disposizione dell'Affiliato, presso la sede indicata di volta in volta da quest'ultimo, un corso di formazione del personale dipendente, cui l'Affiliato dovra far partecipare tutti i dipendenti e collaboratori della Struttura. I costi di viaggio, vitto, alloggio del personale dipendente, nonche qualunque altro onere relativo al corso saranno a carico esclusivo dell'Affiliato. Qualora, di comune accordo, l'Affiliante e l'Affiliato decidano di tenere il corso all'interno della Struttura, l'Affiliato dovra provvedere a proprio carico esclusivo all'alloggio per gli istruttori e versare una somma di euro 350,00 (trecentocinquanta/00) al giorno per ciascun istruttore.

         5.4. L'Affiliante fornira all'Affiliato, direttamente o indirettamente, il Sistema di Prenotazione, sulla base di standard tecnologici e di prestazioni stabilite dallo stesso Affiliante; a tal fine l'Affiliato sottoscrivera i relativi necessari contratti di licenza di uso di software.

         5.5. L'Affiliante promuovera ed incentivera, anche in collaborazione con il Proprietario, il Marchio e la Rete di cui la Struttura dell'Affiliato fa parte, mediante programmi pubblicitari, promozioni, studi di mercato, programmi di formazione, distribuzione di guide delle e/o alle altre strutture della Rete nonche mediante la stipula di accordi di collaborazione con altre societa. La scelta del tipo, natura e modalita di esecuzione di tali attivita saranno di esclusiva competenza dell'Affiliante e del Proprietario. Questi ultimi non garantiscono che la Struttura trarra beneficio in forma diretta o indiretta dalle predette attivita di promozione.

         5.6. L'Affiliante fara si che il Proprietario inserisca la Struttura nell'indirizzario annuale, di cui fornira copie all'Affiliato, a condizione che l'Affiliato consegni tempestivamente le informazioni che gli verranno richieste periodicamente e che non sia inadempiente rispetto agli obblighi derivanti dal presente Contratto. I costi di tali attivita saranno a carico dell'Affiliante.

         5.7. L'Affiliante fornira un'assistenza continua all'Affiliato sia tramite stage di formazione e consigli sia tramite ispezioni e visite alla struttura, in merito all'utilizzo ed all'interpretazione degli Standard del Sistema ed alle caratteristiche della Rete; cio al fine di permettere all'Affiliato il raggiungimento di un eccellente livello qualitativo e di immagine. In particolare, l'Affiliante offrira consulenza all'Affiliato nell'acquisto delle dotazioni della Struttura, fornendo tra l'altro una lista dei fornitori locali e internazionali consigliati (Preferred Alliances), i cui prodotti siano stati vagliati dall'Affiliante e/o dal Proprietario e considerati conformi ai requisiti stabiliti dagli Standard del Sistema, restando inteso che l'Affiliante sara considerato a tutti gli effetti parte terza rispetto ai contratti che l'Affiliato stipulera con i predetti fornitori consigliati.

         6. ASSICURAZIONI

         6.1. L'Affiliato dovra stipulare i contratti di assicurazione indicati nel presente articolo, in relazione ai quali l'Affiliante si riserva di emettere il proprio parere vincolante, anche per quanto concerne le Compagnie di Assicurazioni scelte.

6.2. In relazione al periodo fino al completamento della Struttura l'Affiliato garantisce di avere stipulato congrui contratti di assicurazione a copertura dei seguenti rischi: 1) per danni a terzi in relazione all'attivita di costruzione ed assemblaggio con cui si coprono le responsabilita civili derivanti dagli oggetti o dalle attivita direttamente o indirettamente a carico dell'Affiliato (macchinari, strutture, beni mobili, ecc.), dei propri appaltatori e subappaltatori, danni alle proprieta adiacenti, danni che possano essere causati a merci o elementi trasportati da o verso l'opera; 2) rischi sul lavoro per il personale dell'Affiliato, dei suoi appaltatori e subappaltatori, nei termini e nelle misure stabiliti dalle norme di legge italiane.

         6.3. L'Affiliato dovra inoltre stipulare e mantenere in vigore per tutta la durata del presente Accordo, tutte le polizze assicurative previste dagli Standard del Sistema elencate nel manuale delle Operazioni e Controllo della Qualita, per i rischi e le coperture in esso indicati. Le compagnie assicuratrici e le polizze proposte dall'Affiliato devono essere preventivamente autorizzate per iscritto dall'Affiliante. Le polizze dovranno prevedere il consenso scritto dell'Affiliante per la loro risoluzione o modifica.

         7. MARCHIO

         7.1. Con la sottoscrizione del presente Contratto, l'Affiliato si impegna ad utilizzare il Marchio e gli altri segni distintivi della Rete esclusivamente in relazione all'attivita alberghiera esercitata presso la
Struttura ed in conformita agli obblighi assunti con il presente contratto, riconoscendo che il Proprietario e titolare esclusivo del Marchio e degli altri marchi della Rete.

         7.2. Resta inteso che ogni uso del Marchio da parte dell'Affiliato non conferira al medesimo alcun diritto sullo stesso ancorche da tale uso ne derivi un incremento di valore, essendo il Proprietario l'unico soggetto a cui spettano i benefici di tali incrementi di valore. Tale diritto all'uso del Marchio verra automaticamente a decadere all'atto della cessazione, per qualunque causa, del presente Contratto. Resta inoltre inteso che la ditta, denominazione sociale e il Marchio e/o i marchi del Proprietario e/o dell'Affiliante non potranno in nessun modo comparire nella ditta e nella denominazione sociale dell'impresa dell'Affiliato.

         7.3. L'Affiliato si impegna inoltre a non utilizzare, registrare o far registrare marchi, nomi o segni distintivi uguali o simili al Marchio o ai marchi del Proprietario e/o dell'Affiliante nel Territorio o fuori dal Territorio, senza autorizzazione scritta da parte del Proprietario e/o dell'Affiliante.

         7.4. L'Affiliato si impegna infine ad informare tempestivamente l'Affiliante di ogni violazione dei diritti di proprieta intellettuale o di altri diritti del Proprietario e/o dell'Affiliante delle quali l'Affiliato sia venuto a conoscenza o delle quali avrebbe dovuto ragionevolmente essere a conoscenza. L'Affiliante potra intraprendere qualsiasi azione che ritenga opportuna in relazione a tali violazioni restando inteso che, in tal caso, l'Affiliato dovra cooperare pienamente con l'Affiliante senza per questo avere diritto ad alcun compenso.

         8. CONFIDENZIALITA'

         8.1. L'Affiliato riconosce che il Sistema e gli elementi che lo compongono, comprese successive modifiche ed innovazioni, nonche le informazioni relative al Marchio, alla Rete, all'Affiliante ed al Proprietario di cui sia comunque venuto a conoscenza nel corso del rapporto, costituiscono informazioni confidenziali (di seguito le "Informazioni Confidenziali"). L'Affiliato non dovra utilizzare, ne direttamente ne indirettamente, alcuna Informazione
Confidenziale salvo che cio non sia strettamente necessario per l'esecuzione delle obbligazioni previste a suo carico dal presente Contratto. Pertanto, l'Affiliato non dovra rivelare dette Informazioni Confidenziali a terzi, ad eccezione dei propri dipendenti e/o collaboratori che abbiano necessita di conoscere dette Informazioni al fine di assistere l'Affiliato nell'adempimento degli obblighi previsti dal presente contratto.

         8.2. Le obbligazioni di cui al presente articolo saranno valide ed efficaci per un periodo di cinque anni dopo la cessazione per qualsiasi causa del presente Contratto, restando inteso che in caso di violazione da parte dell'Affiliato delle obbligazioni contenute nel presente articolo, quest'ultimo dovra corrispondere all'Affiliante la penale di cui al successivo art. 16.

         9. INDIPENDENZA DELLE PARTI

         9.1. Durante la vigenza del presente Contratto, l'Affiliato operera come contraente indipendente. In nessun caso l'Affiliato sara considerato un dipendente, un agente, un rappresentante, un socio o joint venturer dell'Affiliante. In particolare, l'Affiliato non avra alcun potere di vincolare l'Affiliante ed il Proprietario nei confronti dei terzi. A titolo esemplificativo e non esaustivo, l'Affiliato si obbliga fin d'ora a non emettere documenti relativi allo Standard e/o al Marchio la cui forma ed il cui contenuto non siano stati preventivamente autorizzati per iscritto dall'Affiliante.

         9.2. Resta inteso che l'Affiliato sara responsabile in via esclusiva del regolare ottenimento delle necessarie autorizzazioni e dei permessi di qualsivoglia natura inerenti l'attivita alberghiera e relativi alla gestione della Struttura.

         9.3.  Resta  espressamente  inteso  che  nessun  compenso,  indennizzo,
rimborso  o  risarcimento   spetteranno   all'Affiliato  in  conseguenza   della
cessazione, per qualunque causa, del presente contratto.

         10. TRATTAMENTO ECONOMICO

         10.1. L'Affiliato si impegna a corrispondere all'Affiliante:

         (i) quale "corrispettivo d'ingresso" (Initial Fee), un importo di 400 (quattrocento) dollari U.S.A. per ogni camera a disposizione degli ospiti;

        (ii) per tutta la durata del contratto, quale corrispettivo dell'uso del Sistema e del Marchio (Continous Fees), una royalty mensile consistente nel 5 % (cinque per cento) dell'importo complessivo dei ricavi mensili derivanti dalla vendita delle camere, calcolati al netto dell'Imposta sul Valore Aggiunto e di qualsiasi altra imposta o tassa sulle vendite;

         (iii) quale onere di commercializzazione (Marketing Fee) un importo pari al 1 % (uno per cento) del totale dei ricavi lordi mensili derivanti dalla vendita delle camere;

         (iv) una somma di 400 (quattrocento) dollari U.S.A. per ogni camera aggiunta a seguito di ampliamento della Struttura;

         (v)  le  commissioni  e  le  competenze   indicate  nel  Manuale  delle
Operazioni e del Controllo di Qualita, quale onere di prenotazione;

         (vi) come quota di mantenimento del Sistema di Prenotazione, l'importo mensile di 1 (uno) dollaro U.S.A. per ciascuna camera della Struttura.

         10.2. Il compenso previsto al precedente punto (i) sara versato dall'Affiliato all'Affiliante entro 90 (novanta) giorni dalla Data di Apertura.

         10.3. I compensi previsti ai punti (ii),(iii),(v) saranno versati dall'Affiliato all'Affiliante entro il quinto giorno lavorativo del mese successivo a quello cui si riferiscono. Il compenso stipulato nel punto (iv) dovra essere versato entro 10 (dieci) giorni lavorativi dall'approvazione dell'ampliamento.

         10.4. Tutte le somme che l'Affiliato e tenuto a pagare all'Affiliante in relazione al presente contratto si intendono al netto dell'Imposta sul Valore Aggiunto o di qualsiasi altra tassa o imposta a cui l'attivita della Struttura e l'Affiliato sono sottoposti. Saranno a carico esclusivo dell'Affiliato gli oneri di cambio e arbitraggio relativi alla moneta.

         10.5. Gli interessi di mora saranno calcolati in misura pari al tasso LIBOR a tre mesi maggiorato di 3 punti percentuali, restando inteso che tale tasso, in caso di eventuale superamento dei limiti posti dalla normativa anti-usura, sara automaticamente sostituito da quello medio rilevato periodicamente dalla Banca d'Italia. In tutti i casi la mora sara automatica, senza necessita di alcuna informazione preventiva.

         10.6. Il luogo di pagamento di tutte le somme dovute in esecuzione del presente contratto e convenzionalmente pattuito presso la sede legale dell'Affiliante, salva la facolta di quest'ultimo di comunicare all'Affiliato le modalita di pagamento ritenute piu consone.

         11. OBBLIGHI DI MANLEVA ED INDENNIZZO

         L'Affiliato manlevera e terra indenne (a) l'Affiliante, (b) il Proprietario, (c) i loro aventi causa, da qualsiasi obbligazione, risarcimento, sanzione, ecc. per le quali i suddetti siano ritenuti responsabili in relazione a atti e/o fatti inerenti la Struttura e/o l'Affiliato, suoi dipendenti, terze persone, cose sotto la sua custodia o che per qualsiasi motivo si trovano nella Struttura, sia che l'obbligo derivi da una azione civile per responsabilita contrattuale od extracontrattuale, o da una azione penale, giuslavoristica, previdenziale, tributaria o di qualsiasi altro tipo, di fronte ad autorita di qualsiasi grado e giurisdizione, italiane, sammarinesi o di qualsiasi altro Paese. L'Affiliato dovra comunicare immediatamente all'Affiliante e/o al Proprietario qualsiasi pretesa, giudiziale o extragiudiziale, che coinvolga gli stessi e dovra far si che essi, qualora lo richiedano, possano personalmente intervenire nei giudizi che li riguardano.

         12. CESSIONE DEL CONTRATTO

         12.1. L'Affiliante potra cedere e trasferire a qualsiasi persona fisica
o giuridica in forma parziale o totale i diritti e gli obblighi che derivano dal presente contratto. L'Affiliato presta sin d'ora il proprio consenso alla predetta cessione, liberando l'Affiliante da qualsiasi obbligazione successiva alla notifica della predetta cessione.


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         12.2. In  particolare,  l'Affiliato  accetta fin da ora che, in caso di
risoluzione  per  qualsiasi  causa   dell'Accordo   indicato  in  premessa,   il
Proprietario potra, a propria discrezione, sostituirsi all'Affiliante nella totalita dei diritti e degli obblighi di quest'ultimo; in tale caso, la sostituzione dell'Affiliante con il Proprietario e la relativa cessione del presente contratto dall'Affiliante al Proprietario sara efficace nei confronti dell'Affiliato dopo che quest'ultimo avra ricevuto la relativa comunicazione per iscritto, senza necessita di ulteriori accordi tra le parti.

12.3. Decorsi tre anni dalla data della predetta comunicazione di cessione e sempre che siano decorsi 6 (sei) anni dalla data di sottoscrizione del presente contratto, il Proprietario e l'Affiliato potranno risolvere il presente contratto con un preavviso di almeno 6 (sei) mesi, senza che l'altra parte possa pretendere alcun risarcimento od indennita di sorta.

         12.4. l'Affiliato potra cedere il presente contratto solo dopo aver richiesto ed ottenuto la preventiva approvazione scritta dell'Affiliante. In caso di inadempimento da parte dell'Affiliato, l'Affiliante avra diritto di scegliere se risolvere il contratto ovvero proseguire il rapporto con il cessionario, senza liberazione dell'Affiliato cedente dalle obbligazioni derivanti dal presente contratto. Fanno eccezione le ipotesi di cui all'art. 2558 c.c. per cui, se non e pattuito diversamente, l'acquirente, l'usufruttuario e l'affittuario dell'azienda subentrano nel presente contratto e l'Affiliante puo recedere dal presente contratto entro tre mesi dalla notizia del trasferimento, se sussiste una giusta causa, salvo in questo caso la responsabilita dell'alienante.

       13. CLAUSOLA RISOLUTIVA ESPRESSA

         13.1. Il presente contratto potra essere risolto da entrambe le parti in presenza delle cause di risoluzione del rapporto previste nel presente contratto senza che cio possa dar luogo a richieste di risarcimenti o indennita di sorta. La risoluzione avra luogo automaticamente ove l'inadempimento non sia corretto nei termini e con le modalita previste nelle singole ipotesi. Nei casi in cui il presente contratto non preveda termini e modalita specifiche, la risoluzione avra luogo automaticamente ove l'inadempimento non sia corretto entro 15 giorni dalla contestazione scritta a mezzo fax o raccomandata A/R.

         13.2. Costituiscono giusta causa di risoluzione il fallimento e qualsivoglia procedura concorsuale a cui sia sottoposta una delle parti, condanne civili o penali definitive dei legali rappresentanti delle stesse, e in generale qualsiasi circostanza che possa pregiudicare l'immagine o il buon nome delle Parti o comunque ostacolarne l'attivita.

         13.3. Costituisce altresi giusta causa di risoluzione ogni illecito extracontrattuale grave di una delle parti in danno dell'altra nonche, a prescindere dalla gravita della violazione, il mancato adempimento delle disposizioni contenute negli articoli 4, 5, 6, 7.2., 7.3., 8.1., 9.1., 9.2., 11, 15, del presente contratto nonche il mancato pagamento da parte dell'Affiliato di uno qualsiasi degli importi dovuti ai sensi dell'art. 10.1.

         13.4. Costituisce infine giusta causa di risoluzione il fatto che l'Affiliato o suoi dipendenti e/o collaboratori abbiano reso dichiarazioni false, insufficienti o incomplete all'Affiliante e/o al Proprietario; il fatto che un altro contratto di franchising tra le medesime parti sia stato risolto da parte dell'Affiliante per colpa dell'Affiliato; il fatto che il Proprietario e/o l'Affiliante risolvano l'Accordo senza che il Proprietario decida di subentrare nella posizione di Affiliante come previsto all' art. 12.

         14. OBBLIGHI DELL'AFFILIATO SUCCESSIVI AL TERMINE DELL'ACCORDO

         14.1. Al momento della risoluzione per qualsivoglia ragione del presente contratto, l'Affiliato dovra:

         14.1.a cessare immediatamente l'uso del Sistema e del Marchio;




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         14.1.b  rimuovere dalla Struttura tutte le insegne ed i cartelli con il
Marchio e, in generale, tutti gli elementi di identificazione della Rete;

         14.1.c consegnare all'Affiliante tutti i manuali dello Standard di Sistema che si trovino in suo possesso o presso suoi collaboratori cosi come tutto il materiale promozionale e pubblicitario, i programmi di software ed in genere tutto il materiale consegnatogli dall'Affiliante nel corso del rapporto, accompagnati da una dichiarazione di non disporre di ulteriore documentazione e materiale inerente al Sistema, al Marchio ed alla Rete e/o di copia degli stessi.

         14.1.d  astenersi  dall'usare  ogni tipo di  attrezzatura  e  dotazione contenente il Marchio o comunque riconducibile alla Rete ed in genere ristrutturare la Struttura eliminandone tutti i caratteri ed elementi stilistici riconducibili alla Rete;

         14.1.e astenersi dall'usare qualsiasi nome, segno, marchio che includa la parola "DAYS", e/o il suo equivalente italiano, e/o qualsiasi simbolo simile e/o confondibile con i segni ed i simboli contenuti nel Marchio e/o negli altri segni e/o marchi della Rete e/o comunque di proprieta dell'Affiliante e/o del Proprietario;

         14.1.f corrispondere entro 30 giorni tutti gli importi ancora dovuti all'Affiliante in base al presente Contratto.

         14.2. L'Affiliato dovra consentire all'Affiliante di accedere alla Struttura per l'accertamento del rispetto degli obblighi di cui al presente articolo personalmente e/o a mezzo di propri incaricati. La violazione di tale obbligo comporta l'applicazione a carico del Affiliato della penale prevista al successivo articolo 16 dal momento della relativa messa in mora da parte dell'Affiliante.

         15. RIDUZIONE DELLA RICETTIVITA

         15.1. L'Affiliato dovra notificare tempestivamente all'Affiliante qualsiasi circostanza che riduca la capacita alberghiera della Struttura oltre il 75% (settantacinque per cento) della capacita teorica della Struttura alla Data di Apertura, informandolo delle cause e proponendo possibili soluzioni. Entro i successivi 60 (sessanta) giorni dalla predetta notifica, l'Affiliato dovra informare l'Affiliante di ogni azione intrapresa al fine di superare la crisi e dovra altresi seguire le indicazioni ed i suggerimenti che l'Affiliante, a propria discrezione, gli avra fornito.

         15.2. Fatte salve le ipotesi di forza maggiore, qualora l'Affiliato non abbia intrapreso alcuna azione nel predetto termine di 60 giorni, o in ogni caso, se il livello della capacita ricettiva non venga ripristinato entro un periodo di 180 (centottanta) giorni dalla notifica di cui al paragrafo precedente, l'Affiliante potra dichiarare la risoluzione immediata del presente contratto.

         16. CLAUSOLA PENALE

         In caso di inadempimento da parte dell'Affiliato degli obblighi posti a suo carico nell'articolo14.1 del presente contratto, l'Affiliato corrispondera all'Affiliante, a titolo di penale, un importo pari alle royalties previste all'articolo 10.1.(ii) (Continous Fees) riscosse nei trentasei (36) mesi precedenti all'inadempimento ovvero, in alternativa, qualora non fossero decorsi 36 mesi dalla Data di Apertura, un importo pari a trentasei volte le royalties del mese in cui sono risultate piu elevate.

         17. COMUNICAZIONI

         17.1. Tutte le comunicazioni che l'Affiliato dovra e vorra effettuare in esecuzione del presente contratto dovranno avere la forma scritta e dovranno essere inoltrate per posta raccomandata ovvero a mezzo telefax confermato con la spedizione di copia per raccomandata.



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

         17.2.   Tutte  le  comunicazioni   per  l'Affiliante   dovranno  essere
indirizzate come segue: DAYS MASTER ITALIA S.p.a., sede di Milano, via Francesco Sforza, 15 (20122) Milano; fax n(degree) 02.76388737.

         17.3.   Tutte  le   comunicazioni   per  l'Affiliato   dovranno  essere
indirizzate come segue: H2B S.R.L., via Francesco Sforza, 15 (20122) Milano; fax n(degree)02.76388778.

         18. CLAUSOLE GENERALI

         18.1. Le Parti accettano sin d'ora che i documenti, i manuali, le comunicazioni, le istruzioni, ed in generale tutto il materiale previsto dal presente contratto potranno essere redatti in lingua inglese, per cui dichiarano di possedere una conoscenza sufficiente di questa lingua, restando inteso che ogni eventuale necessaria traduzione sara a carico esclusivo dell'Affiliato.

         18.2. Il presente contratto abroga e sostituisce ogni precedente accordo, scritto o verbale, intervenuto tra le parti in relazione al medesimo oggetto.

         18.3. Ogni integrazione al presente accordo dovra essere fatta, a pena di nullita, per iscritto e a firma dei legali rappresentanti delle parti.

         18.4. Il fatto che una delle parti si astenga, anche piu volte, dal pretendere il puntuale adempimento del presente contratto dalla controparte non comporta rinuncia alcuna, da parte della prima, al pieno esercizio dei diritti nascenti dal contratto stesso.

         18.5. L'eventuale nullita parziale o totale di una o piu clausole del presente contratto non inficia la validita delle restanti pattuizioni; i contraenti si impegnano a sostituire le parti nulle con pattuizioni valide di contenuto equivalente o simile.

         18.6. Nessuna delle due parti potra essere ritenuta responsabile per inadempimenti o ritardi negli adempimenti di una qualunque delle disposizioni del presente contratto qualora tali adempimenti o ritardi fossero imputabili a circostanze estranee alla sua volonta e al suo controllo, quali calamita naturali, provvedimenti dell'autorita pubblica, scioperi. Tali circostanze dovranno essere prontamente notificate dalla parte interessata all'altra e l'adempimento delle prestazioni cosi impedite dovra essere sospeso per il periodo in cui tali circostanze o i loro effetti dovessero perdurare. Qualora tali impossibilita ad adempiere perdurassero per piu di un mese, ciascuna parte avra il diritto di risolvere il presente contratto con effetto immediato dandone semplice comunicazione scritta all'altra parte.

         18.7. Le premesse e gli allegati al presente contratto costituiscono parte integrante del medesimo.

         19. CONDIZIONE RISOLUTIVA

       Le Parti concordano che il presente contratto e sottoposto alla condizione risolutiva per cui il contratto definitivo di acquisto dell'Immobile, di cui al precedente art. 2, dovra essere stipulato entro i termini previsti dal relativo contratto preliminare e dalle sue integrazioni, che l'Affiliante dichiara di conoscere. Verificatasi tale condizione, il presente contratto si considerera come mai esistito, l'Affiliato sara tenuto a corrispondere all'Affiliante, a saldo e stralcio, un importo pari all'Initial Fee a titolo di corrispettivo per l'assistenza da questi prestata ed indicata nelle premesse e le Parti null'altro avranno a pretendere, l'una dall'altra, in relazione al presente contratto, le trattative effettuate e quant'altro riguardi i rapporti tra loro intercorsi per la redazione del presente contratto in qualsiasi fase delle trattative. L'Affiliato si impegna a mettere a disposizione dell'Affiliante qualsiasi informazione che abbia attinenza con la stipulazione del contratto definitivo di acquisto dell'Immobile di cui all'art. 2 del presente contratto.



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

         20. FORO COMPETENTE

         Per qualsiasi controversia derivante dall'interpretazione e/o esecuzione del presente contratto sara esclusivamente competente il Foro di Milano tuttavia, in parziale deroga a quanto precede, l'Affiliante avra facolta di adire anche il Foro del luogo ove ha sede l'Affiliato, in particolare per il recupero delle somme al medesimo spettanti in base al presente contratto.

       Milano, li 18 dicembre 2001



           L'Affiliante                                        L'Affiliato
     Days Master Italia S.p.A.                                 H2B S.r.l.




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